SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Date of Report (Date of earliest event reported):

March 4, 2005

Commission File Number: 000-32987

Colony RIH Holdings, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	95-4849060
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Resorts International Hotel and Casino, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	95-4828297
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1133 Boardwalk Atlantic City, NJ	08401
(Address of principal executive offices)	(Zip Code)

Registrants’ telephone number, including area code:

(609) 344-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. Results of Operations and Financial Condition

Attached as Exhibit 99.1 is a copy of the press release of the Registrants, dated March 4, 2005 announcing the Registrants’ financial results for the quarter and year ended December 31, 2004.

ITEM 9.01. Financial Statements and Exhibits

(c) Exhibits

99.1	Press release of the Registrants, dated March 4, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

COLONY RIH HOLDINGS, INC.

Dated: March 4, 2005	/s/ Mark B. Lefever
Mark B. Lefever
Senior Vice President Finance/CFO
(Duly Authorized Officer and Principal Financial Officer)

RESORTS INTERNATIONAL HOTEL AND CASINO, INC.

Dated: March 4, 2005	/s/ Mark B. Lefever
Mark B. Lefever
Senior Vice President Finance/CFO
(Duly Authorized Officer and Principal Financial Officer)